UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 26, 2018 (December 26, 2018)

CAESARS ENTERTAINMENT CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-10410	62-1411755
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Caesars Palace Drive, Las Vegas, Nevada 89109

(Address of Principal Executive Offices)(Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

Harrah’s Philadelphia Sale

On December 26, 2018 (the “Closing Date”), certain subsidiaries of Caesars Entertainment Corporation (“CEC” and, together with such subsidiaries, the “Company”) and certain subsidiaries of VICI Properties Inc. (“VICI Properties” and, together with such subsidiaries, “VICI”) completed the sale by the Company of all the land and real property improvements used in the operation of Harrah’s Philadelphia Casino and Racetrack (“Harrah’s Philadelphia”) to VICI pursuant to the purchase and sale agreement, dated July 11, 2018, by and between Chester Downs and Marina, LLC, a Pennsylvania limited liability company and a subsidiary of CEC, Chester Facility Holding Company, LLC, a Delaware limited liability company and subsidiary of CEC, and Philadelphia Propco LLC, a Delaware limited liability company and a subsidiary of VICI Properties, for $82.5 million in cash (such completion, the “Harrah’s Philadelphia Closing”). As previously disclosed in CEC’s Form 8-K filed with the Securities and Exchange Commission (“SEC”) on July 12, 2018, the purchase price reflected a reduction of $159 million constituting consideration to VICI for certain modifications to the (i) Lease (CPLV) dated October 6, 2017, by and among CPLV Property Owner LLC, Desert Palace LLC and CEOC, LLC (as amended, the “CPLV Lease”), (ii) Lease (Non-CPLV), dated October 6, 2017, by and among the entities listed on Schedules A and B thereto and CEOC, LLC (as amended, the “Non-CPLV Lease”) and (iii) Lease (Joliet), dated October 6, 2017, by and between Des Plaines Development Limited Partnership, a Delaware limited partnership, as tenant, and Harrah’s Joliet Landco LLC, a Delaware limited liability company, as landlord (as amended, the “Joliet Lease” and, together with the CPLV Lease and Non-CPLV Lease, the “Leases”).

Item 1.01	Entry into a Material Definitive Agreement.

Amendments to Leases and other agreements

In connection with the Harrah’s Philadelphia Closing, the Company and VICI entered into amendments to (i) the Leases, (ii) the Amended and Restated Lease, dated as of December 22, 2017, which currently provides for the lease of Harrah’s Las Vegas (as amended, the “HLV Lease”), (iii) the Management and Lease Support Agreement (CPLV), dated as of October 6, 2017 (as amended, the “CPLV MLSA”), (iv) the Management and Lease Support Agreement (Non-CPLV), dated as of October 6, 2017 (as amended, the “Non-CPLV MLSA”), (v) the Management and Lease Support Agreement (Joliet), dated as of October 6, 2017 (as amended, the “Joliet MLSA” and, together with the CPLV MLSA and the Non-CPLV MLSA, the “MLSAs”), and (vi) the Amended and Restated Right of First Refusal Agreement, dated as of December 22, 2017 (as amended, the “Amended and Restated ROFR”).

The amendments include, among other things: (i) the inclusion of Harrah’s Philadelphia in the Non-CPLV Lease; (ii) certain changes to the CPLV Lease to reflect that the Octavius Tower at Caesars Palace Las Vegas is now owned by VICI and leased directly by VICI to a subsidiary of CEC pursuant to the CPLV Lease; (iii) from the commencement of the eighth lease year, the implementation of EBITDAR to rent coverage tests that cap base rent escalations in the Leases at 1.7x (in the case of the CPLV Lease) and 1.2x (in the case of each of the Non-CPLV Lease and the Joliet Lease, calculating the EBITDAR to rent ratio on a combined basis among the Non-CPLV Lease, the Joliet Lease and those certain leases entered into by the Company and VICI pursuant to certain call rights agreements between the Company and VICI, if applicable); (iv) the inclusion of annual 1.5% rent escalators from the second through the fifth lease years under the Non-CPLV Lease and Joliet Lease; (v) with respect to the Non-CPLV Lease and the Joliet Lease, the ability of the Company, subject to certain terms and conditions, (a) to transfer and sell the operating business at certain properties subject to the Non-CPLV Lease or the Joliet Lease, and/or (b) sublease certain leased properties subject to the Non-CPLV Lease or the Joliet Lease; (vi) a mechanism to enable the Company to acquire fee ownership of certain land parcels located behind the property known as Harrah’s Las Vegas that are currently subject to the Non-CPLV Lease and, if the Company acquires any such parcels, subject such parcels to the Amended and Restated ROFR if the Company proposes to enter into a sale leaseback transaction in respect thereof; (vii) the reduction of variable rent increases (or decreases, as applicable) commencing on the eighth lease year to 4.0% of revenue growth (or decline, as applicable) over the relevant periods, and with respect to the Non-CPLV Lease and the Joliet Lease, the calculation of such variable rent under such leases on a combined basis; (viii) the elimination of the landlord’s lien on various personal property owned by the tenants under the Leases; (ix) the inclusion or modification of certain tax-related provisions in the HLV Lease and the Leases; and (x) certain revisions to the MLSAs consistent with the amendments to the Leases.

The above descriptions of the amendments to the CPLV Lease, Non-CPLV Lease, Joliet Lease, HLV Lease, CPLV MLSA, Non-CPLV MLSA, Joliet MLSA, and the Amended and Restated ROFR do not purport to be complete and are qualified in their entirety by reference to the full text of each such document, copies of which are respectively filed as Exhibits 10.1 – 10.8 hereto and incorporated herein by reference.

Item 8.01 Other Events.

The information set forth above under “Introductory Note” is incorporated herein by reference.

On the Closing Date, the Company issued a press release announcing the foregoing transactions. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	First Amendment, dated December 26, 2018, to Lease (CPLV), dated October 6, 2017, by and among CPLV Property Owner LLC, Desert Palace LLC and CEOC, LLC.

10.2*	Fourth Amendment, dated December 26, 2018, to Lease (Non-CPLV), dated October 6, 2017, by and among the entities listed on Schedules A and B thereto and CEOC, LLC.

10.3*	First Amendment, dated December 26, 2018, to Lease (Joliet), dated October 6, 2017, by and between Harrah’s Joliet Landco LLC and Des Plaines Development Limited Partnership.

10.4	First Amendment, dated December 26, 2018, to Amended and Restated Lease, dated December 22, 2017, by and between Claudine Propco, LLC and Harrah’s Las Vegas, LLC.

10.5	First Amendment, dated December 26, 2018, to Management and Lease Support Agreement, dated as of October 6, 2017, by and among Desert Palace LLC, CEOC, LLC, CPLV Manager, LLC, Caesars Entertainment Corporation, CPLV Property Owner LLC, and solely for certain articles and sections named therein, Caesars License Company, LLC and Caesars Enterprise Services, LLC.

10.6	First Amendment, dated December 26, 2018, to Management and Lease Support Agreement, dated as of October 6, 2017, by and among CEOC, LLC, the entities listed on Schedule A and Schedule B thereto, Chester Downs and Marina, LLC, Non-CPLV Manager, LLC, Caesars Entertainment Corporation, Philadelphia Propco LLC, and solely for certain articles and sections named therein, Caesars License Company, LLC and Caesars Enterprise Services, LLC.

10.7	First Amendment, dated December 26, 2018, to Management and Lease Support Agreement, dated as of October 6, 2017, by and among Des Plaines Development Limited Partnership, Joliet Manager, LLC, Caesars Entertainment Corporation, Harrah’s Joliet Landco LLC and solely for certain articles and sections named therein, Caesars License Company, LLC and Caesars Enterprise Services, LLC.

10.8	Second Amended and Restated Right of First Refusal Agreement, dated as of December 26, 2018, by and between Caesars Entertainment Corporation and VICI Properties L.P.

99.1	Press Release.

*

Confidential treatment has been requested with respect to the omitted portions of Exhibits 10.2 and 10.3 pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, which portions have been filed separately with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ENTERTAINMENT CORPORATION

Dated: December 26, 2018	By:	/s/ RENEE E. BECKER
	Name:	Renee E. Becker
	Title:	Vice President and Chief Counsel – Corporate & Securities, Assistant Secretary